PURCHASER AGREEMENT

         WHEREAS, on July 3, 2000, Wealthhound.com, Inc., a Delaware corporation (successor in interest by merger to Wealthhound.com, Inc., a Florida corporation) (the "Issuer"), issued to Libra Finance S.A., a corporation incorporated under the laws of the British Virgin Islands (the "Security Holder"), common stock purchase warrant No. 5 to purchase up to 500,000 shares of the Issuer's $.001 par value common stock (the "Common Stock") at an exercise price of $.65 per common share, and common stock purchase warrant No. 10 to purchase up to 750,000 shares of Common Stock at an exercise price of $.75 per common share (each of foregoing warrants, together, the "Subscription Agreement Warrants");

         WHEREAS, on July 3, 2000, the Issuer issued to the Security Holder common stock purchase warrant No. 11 to purchase up to 4,000,000 shares of Common Stock at an exercise price of $1.00 per common share, and common stock purchase warrant No. 12 to purchase up to 2,000,000 shares of Common Stock at an exercise price of $1.25 per common share (each of the foregoing warrants, together, the "Equity Line Warrants");

         WHEREAS, on November 2, 2000, the Issuer signed a Warrant Modification Agreement, pursuant to which, according to the terms thereof, the Issuer agreed to reduce the exercise price of each of the Subscription Agreement Warrants to $.50 per common share;

         WHEREAS, on November 2, 2000, the Issuer signed a Warrant Modification Agreement (Equity Line), pursuant to which, according to the terms thereof, the Issuer agreed to reduce the exercise price of each of the Equity Line Warrants to $.50 per common share;

         WHEREAS, on November 2, 2000, the Issuer will issue to the Security Holder common stock purchase warrant No. 13 to purchase up to 2,500,000 shares of Common Stock at an exercise price of $.29 per common share (the "First Put Warrant").

         It is therefore agreed by the Security Holder as follows, and the Security Holder hereby makes, as of July 3, 2000 and as of the date hereof, the following representations and warranties to the Issuer:

                    (a) INFORMATION ON ISSUER. The Security Holder has been furnished with the Issuer's unaudited financial statements (without usual financial statements footnotes) for the period ended May 31, 2000. In addition, the Security Holder has received from the Issuer such other information concerning its operations, financial condition and other matters as the Security Holder has requested (including information contained in the Disclosure Schedule appended to the Subscription Agreement, dated as of July 3, 2000, among the Issuer and the subscribers a party thereto (the "Subscription Agreement")), and considered all factors the Security Holder deems material in deciding on the advisability of investing in the Subscription Agreement Warrants, the Equity Line Warrants and the First Put Warrant (collectively, the "Securities").

                    (b) INFORMATION ON SECURITY HOLDER. The Security Holder is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Security Holder to utilize the information made available by the Issuer to evaluate the merits and risks of and to make an informed investment decision with respect to the existing and/or proposed purchase, which represents a speculative investment. The Security Holder has the authority and is duly and legally qualified to purchase and own the Securities. The Security Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.


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

                    (c) PURCHASE OF SECURITIES. On July 3, 2000, the Security Holder purchased the Subscription Agreement Warrants and the Equity Line Warrants for its own account and not with a view to any distribution thereof. On the Put Closing Date (as defined in the Subscription Agreement), the Security Holder will purchase the First Put Warrant for its own account and not with a view to any distribution thereof.

                    (d) COMPLIANCE WITH SECURITIES ACT. The Security Holder understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

                    (e) LEGEND. The shares of Common Stock issuable upon the exercise of the Securities, shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR
                  HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WEALTHHOUND.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                    (f)  SECURITIES   LEGEND.  The  Securities  shall  bear  the
following legend:

"THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WEALTHHOUND.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                    (g) COMMUNICATION OF OFFER. The offer to sell the Securities was directly communicated to the Security Holder. At no time was the Security Holder presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.




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

                    (h) CORRECTNESS OF REPRESENTATIONS. The Security Holder represents that the foregoing representations and warranties are true and correct as of July 3, 2000 and as of the date hereof and, unless the Security Holder otherwise notifies the Issuer prior to the Put Closing Date, shall be true and correct as of the Put Closing Date. The foregoing representations and warranties shall survive the Put Closing Date.

                  Dated:  New York, New York
                           November 2, 2000

                                                  LIBRA FINANCE S.A.


                                                  By:/s/ Illegible
                                                     --------------------------
                                                         Name:
                                                         Title: